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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned, being a director or officer or both of Navistar Financial Retail Receivables Corporation, hereby constitutes and appoints William W. Jones, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Navistar Financial Retail Receivables Corporation, to sign a Registration Statement on Form S-3 covering Asset Backed Securities to be sold by Navistar Financial Retail Receivables Corporation and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned on October 7, 1994.

      /s/ John J. Bongiorno                      /s/ Douglas Antonik
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          John J. Bongiorno                          Douglas Antonik

        /s/ R. Wayne Cain                       /s/ Robert C. Lannert
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            R. Wayne Cain                           Robert C. Lannert

      /s/ James G. Froberg                     /s/ Phyllis E. Cochran
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          James G. Froberg                         Phyllis E. Cochran

       /s/ Thomas M. Hough
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           Thomas M. Hough